EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                           KRONOS INTERNATIONAL, INC.

                                Offer to Exchange
              All Outstanding 6 1/2% Senior Secured Notes due 2013
                    For 6 1/2% Senior Secured Notes due 2013
           That Have Been Registered Under the Securities Act of 1933
                 Pursuant to the Prospectus dated ________, 2006

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    THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
            __________, 2006 UNLESS EXTENDED (THE "EXPIRATION DATE").
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                  The Exchange Agent for the Exchange Offer is:

                              The Bank of New York

             By Registered Mail, Hand Delivery or Overnight Carrier:
                              The Bank of New York
                               Lower Ground Floor
                                30 Cannon Street
                                     London
                                    EC4M 6XH
                                Attn: Julie Levy

                             For Information, Call:
                            011 44 (207) 964-6513 or
                              011 44 (207) 964-7235

                           By Facsimile Transmission:
                        (for Eligible Institutions Only)
                            011 44 (207) 964-6369 or
                              011 44 (207) 964-7294

                              Confirm by Telephone:
                              011 44 (207) 964-7235

            The Paying Agent in Luxembourg for the Exchange Offer is:

                     The Bank of New York (Luxembourg) S.A.

             By Registered Mail, Hand Delivery or Overnight Courier:

                     The Bank of New York (Luxembourg) S.A.
                          Aerogolf Center, 1A Hoehenhof
                              L-1736 Senningerberg
                                   Luxembourg
                                Attn: Petra Ries

                             For Information, Call:
                             011 44 (0) 20 7964 7662

                           By Facsimile Transmission:
                        (for Eligible Institutions Only)
                             011 44 (0) 20 7964 6399

                              Confirm by Telephone:
                             011 44 (0) 20 7964 7662

     Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

     Please read the accompanying instructions carefully before completing this Letter of Transmittal.

     The undersigned acknowledges that it has received the Prospectus, dated _______, 2006 (the "Prospectus"), of Kronos International, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange its 6 1/2% Senior Secured Notes due 2013 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding unregistered 6 1/2% Senior Secured Notes due 2013 (the "Old Notes").

     For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes. Accordingly, registered Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accrued from the most recent date to which interest has been paid. However, if that record date occurs prior to completion of the Exchange Offer, then the interest payable on the first interest payment date following the completion of the Exchange Offer will be paid to the registered Holders of the Old Notes on that record date. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer and will be cancelled. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter of Transmittal is to be completed by a Holder of Old Notes either if (i) certificates are to be forwarded herewith or (ii) tenders are to be made by book-entry transfer to the account maintained by The Bank of New York (the "Exchange Agent"), at Euroclear Bank S.A./N.V. or Clearstream Banking, Societe Anonyme, Luxembourg (each a "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a book-entry transfer (a "Book-Entry Confirmation"), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and the Company may enforce this Letter of Transmittal against such participant.

     As used in this Letter of Transmittal, the term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the holder of Old Notes. The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, then the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF OLD NOTES TENDERED
--------------------------------------------------------------------------------------------------------
-------------------------------------------- -------------------- ------------------ -------------------
Names(s) and Address(es) of Registered       Certificate          Aggregate
Holder(s)                                    Number(s)*           Principal Amount   Principal Amount
(Please fill in if blank)                                         of Old Note(s)     Tendered**
-------------------------------------------- -------------------- ------------------ -------------------

                                             -------------------- ------------------ -------------------

                                             -------------------- ------------------ -------------------

                                             -------------------- ------------------ -------------------
                                                     Total
--------------------------------------------------------------------------------------------------------
*    Do not complete if Old Notes are being tendered by book-entry transfer.
**   A holder  will be deemed  to have  tendered  ALL Old Notes  unless a lesser amount is specified in this column.  See  Instruction 2. Old Notes tendered hereby  must be in  denominations  of  principal  amount of euro 50,000 and integral euro 1,000 increments in excess thereof. See Instruction 1.
--------------------------------------------------------------------------------------------------------

          Check here if tendered Old Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with the Book-Entry Transfer Facility and complete the following:

          Name of Tendering Institution:
                                        ----------------------------------------

          Euroclear or Clearstream Account Number:
                                                  ------------------------------

          Transaction Code Number:
                                  ----------------------------------------------

          Check here if tendered Old Notes are enclosed herewith.

          Check here if you are a broker-dealer and wish to receive ten additional copies of the Prospectus and ten copies of any amendments or supplements thereto.

         Name:
              ------------------------------------------------------------------

         Address:
                 ---------------------------------------------------------------


                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated on page 3 of this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that: (i) any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, (ii) neither the Holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and (iii) neither the Holder of such Old Notes or any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business, such Holders have no arrangement or understanding with any person to participate in the distribution of such New Notes and such Holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, then the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes. If any Holder is an affiliate of the Company, or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the
Exchange Offer, then such Holder (i) cannot rely on the applicable interpretations of the staff of the SEC, (ii) is not entitled and will not be permitted to tender Old Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, then it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer - Conditions to the Exchange Offer" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes Tendered."

     The undersigned, by completing the box entitled "Description of Old Notes Tendered" above and signing this Letter of Transmittal, will be deemed to have tendered the Old Notes as set forth in such box above.

----------------------------------------------------------    --------------------------------------------------------
              SPECIAL ISSUANCE INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
               (See Instructions 3 and 4)                                   (See Instructions 3 and 4)

         To be completed ONLY if Old Notes not exchanged               To be completed ONLY if Old Notes not
and/or New Notes are to be issued in the name of someone      exchanged and/or New Notes are to be sent to someone
other than the undersigned, or if Old Notes delivered by      other than the undersigned, or to the undersigned at
book-entry transfer that are not accepted for exchange        an address other than shown in the box entitled
are to be returned by credit to an account maintained at      "Description of Old Notes Tendered" on this Letter of
the Book-Entry Transfer Facility other than the account       Transmittal.
indicated above.

Issue:        New Notes                                       Mail:        New Notes
              Old Notes to:                                                Old Notes to:

Name(s):                                                      Name(s):
        ----------------------------------------                      ----------------------------------------
                 (Please type or print)                                          (Please type or print)

        ----------------------------------------                      ----------------------------------------

Address:                                                      Address:
        ----------------------------------------                      ----------------------------------------

        ----------------------------------------                      ----------------------------------------

Taxpayer Identification or Social Security Number             Taxpayer Identification or Social Security Number
-------------------------------------------------             --------------------------------------------------

     Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer
     Facility account set forth below.

-------------------------------------------------

Book-Entry Transfer Facility Account Number,
if applicable:
              -----------------------------------




                     ALL TENDERING HOLDERS PLEASE SIGN HERE
                    (Complete Substitute Form W-9 on page 8)

X                                                                         , 2006
 -------------------------------------           -------------------------
                                                        (Date)

X                                                                         , 2006
 -------------------------------------           -------------------------
                                                        (Date)
Area Code and Telephone Number
                              --------------------------------------------------

     This Letter of Transmittal must be signed by the registered holder(s) or Book-Entry Transfer Facility participant(s) exactly as the name(s) appear(s) on the Old Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, then please provide the following information. See Instruction 3.

Name(s):
        ------------------------------------------------------------------------
                                (Please Type or Print)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number:
                                                  ------------------------------

                               SIGNATURE GUARANTEE
                         (If required by Instruction 3)



Signature(s) Guaranteed
By an Eligible Institution:
                           -----------------------------------------------------
                                            (Authorized Signature)

Name and Title:
               -----------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Dated:               , 2006
      ---------------

--------------------------------------------------------------------------------

     IMPORTANT: This Letter of Transmittal (or a facsimile hereof), together with the certificates for Old Notes or a Book-Entry Confirmation and all other required documents, must be received by the Exchange Agent or the Paying Agent in Luxembourg prior to 12:00 midnight., New York City time, on the Expiration Date.





                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (See Instruction 5)

                       PAYER'S NAME: The Bank of New York

-------------------------------------------------------------------------------------------------------------
SUBSTITUTE                      Part 1 - Please provide your taxpayer           Social security number
Form W-9                        identification number in the box at             _____________________
Department of the Treasury      right and certify by signing and
Internal Revenue Service        dating below.  If Old Notes are held                    OR
                                in more than one name, see the
Payer's request for Taxpayer    Guidelines for Certification of           Employer identification number
Identification Number ("TIN")   Taxpayer Identification Number on               _____________________
                                Substitute W-9 to determine which
                                number you must provide.               (If awaiting TIN write "Applied For")
-------------------------------------------------------------------------------------------------------------
                                Part 2 - FOR PAYEES EXEMPT FROM BACK WITHHOLDING
                                (See the Guidelines for Certification of Taxpayer Identification Number on
                                Substitute Form W-9).
-------------------------------------------------------------------------------------------------------------

CERTIFICATION:  Under the penalties of perjury, I certify that:

(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)  I am a U.S. Person (including a resident alien).

SIGNATURE ______________________________________________________________________
PRINTED NAME ___________________________________________________________________
DATE __________________________, 2006

You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
--------------------------------------------------------------------------------

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER
                             IDENTIFICATION NUMBER.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 28% of all reportable payments made to me thereafter will be retained until I provide a Taxpayer Identification Number to the Exchange Agent and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

Signature_____________________________              Date __________________,2006

--------------------------------------------------------------------------------





                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

1.   Delivery of this Letter of Transmittal and Old Notes.

     This Letter of Transmittal is to be completed by Holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer
Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgement from the tendering participant, which acknowledgement states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly-completed and duly executed Letter of Transmittal (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent or the Paying Agent in Luxembourg at the applicable address set forth herein on or prior to the Expiration Date. Old Notes tendered hereby must be in denominations of principal amount of euro 50,000 and integral euro 1,000 and increments in excess thereof.

     The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent or the Paying Agent in Luxembourg. Rather than mail these items, we recommend that Holders use an overnight or hand delivery service, sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent or the Paying Agent in Luxembourg prior to 12:00 midnight, New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to Holders who tender by book-entry transfer).

     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, then the tendering Holder(s) should fill in the aggregate principal amount of the Old Notes to be tendered in the box above entitled "Description of Old Notes Tendered-Principal Amount Tendered." A reissued certificate representing the balance of non-tendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent or the Paying Agent in Luxembourg will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

     If this Letter of Transmittal is signed by the registered Holder of the Old Notes tendered hereby, then the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever. If this Letter of Transmittal is signed by a Book-Entry Transfer Facility participant, then the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

     If any tendered Old Notes are owned of record by two or more joint owners, then all of such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different names, then it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     When this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes specified herein and tendered hereby, no endorsements of the tendered Old Notes or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered Holder, then endorsements of any Old Notes transmitted hereby or separate bond powers are required. Signatures on the Old Notes or bond power must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered Holder(s) of any Old Notes specified herein, then such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Old Notes (or security position listing) and signatures on the Old Notes or bond power must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, then such persons should so indicate when signing, and, unless waived by the Company, must submit proper evidence satisfactory to the Company of their authority to so act.

     Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution," including (as such terms are defined therein) (i) a bank, (ii) broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association (an "Eligible Institution").

     Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution if the Old Notes are tendered: (i) by a registered Holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the Owner of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

4.   Special Issuance and Delivery Instructions.

     Tendering Holders of Old Notes should indicate in the applicable box on page 6 of this Letter of Transmittal the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, then such Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.   Taxpayer Identification Number and Backup Withholding.

     Current U.S. federal income tax law generally requires that a tendering Holder whose Old Notes are accepted for exchange must provide the Exchange Agent with such Holder's correct Taxpayer Identification Number ("TIN") (which in the case of a tendering Holder who is an individual, is his or her social security number) on the substitute Form W-9 on page 8 of this Letter of Transmittal. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, then such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 28% of the amount of any reportable payments made after the exchange to such tendering Holder of New Notes.

     The Holder is required to give the Exchange Agent or the Paying Agent in Luxembourg the TIN of the Holder or of the last transferee appearing on the transfers attached to or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, the Holder should consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Exempt Holders of Old Notes (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. Exempt holders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the form to the Exchange Agent. See the enclosed
Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A foreign person may qualify as an exempt recipient by submitting the appropriate properly-completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to its exempt status. Such form may be obtained from the Exchange Agent or the Paying Agent in Luxembourg.

     If a tendering Holder does not have a TIN, then such Holder may write "applied for" in lieu of its TIN in Part 1 of the Substitute Form W-9. Writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the Holder has indicated "applied for," the Holder must also complete the Certificate of Awaiting Taxpayer Identification Number on page 8 of this Letter of Transmittal in order to avoid backup withholding. Notwithstanding that the tendering Holder has indicated "applied for" and the Certificate of Awaiting Taxpayer Identification Number has been completed, the Exchange Agent will withhold 28% of all reportable payments made prior to the time that a properly-certified TIN is provided to the Exchange Agent or the Paying Agent in Luxembourg. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent or the Paying Agent in Luxembourg with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the Holder has not provided the Exchange Agent or the Paying Agent in Luxembourg with its TIN within such 60-day period, amounts withheld will be remitted to the Internal Revenue Service as backup withholding and 28% of all payments made thereafter will be withheld and remitted to the Internal Revenue Service until a correct TIN is provided.

     Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of tax, a refund may be obtained.

6.   Transfer Taxes.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, then the amount of such transfer taxes will be billed directly to such tendering Holder. If the tendering holder is responsible for the payment of any transfer taxes in accordance with this Instruction 6, then the Company will not be required to deliver any New Notes to, or at the discretion of, the tendering Holder until such time as such transfer taxes are paid.

7.   No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

8.   Mutilated, Lost, Stolen or Destroyed Old Notes.

     Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

9.   Withdrawal Rights.

     Tenders of Old Notes may be withdrawn at any time prior to 12:00 midnight, New York City time, on the Expiration Date. For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent or the Paying Agent in Luxembourg at the applicable address on page 1 of this Letter of Transmittal prior to 12:00 midnight, New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including certificate number or numbers and the principal amount of such Old Notes), (iii) contain a statement that such Holder is withdrawing its election to have such Old Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (v) specify the name in which such Old Notes are registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility.

     All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus, such Old Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 12:00 midnight, New York City time, on the Expiration Date.

10.  Irregularities.

     The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or to not accept any particular Old Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). If the Company waives a condition with respect to any particular Holder, it will waive it for all Holders. The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent or the Paying Agent in Luxembourg nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

11.  Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent or the Paying Agent in Luxembourg, at the applicable address and telephone number indicated on page 1 of this Letter of Transmittal.

12.  Appointment of Paying Agent in Luxembourg

     The rules of the Luxembourg Stock Exchange require the Company to appoint a Paying Agent in Luxembourg and to permit the Paying Agent in Luxembourg to accept tender of executed Letters of Transmittal and other required documents and to perform certain other activities in connection with the Exchange Offer. However, all activities described in the Prospectus and in this Letter of Transmittal to be performed by either the Exchange Agent or the Paying Agent in Luxembourg in connection with the Exchange Offer will be coordinated by the Exchange Agent.